OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Short-term lease deposits	$ 615	$ 817
Prepaid expenses	1,039	427
Government authorities	2,313	3,073
Deferred tax assets, net	2,522	1,878
Restricted deposits	163	0
Other	44	206
Prepaid Expense and Other Assets, Current, Total	$ 6,696	$ 6,401